EXHIBIT 23B

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into AutoInfo, Inc.'s previously filed Registration Statement, File No. 33-34442.


Arthur Andersen LLP

New York, New York
April 13, 2000